Research Agreement
Dr. Minako Y. Lee

                               RESEARCH AGREEMENT

         This RESEARCH AGREEMENT is entered into as of the 1st day of September, 1996, by and between OSTEX INTERNATIONAL, INC., a Washington corporation, having its principal place of business at 2203 Airport Way South, Suite 400, Seattle, Washington 98134 ("Ostex"), and the UNIVERSITY OF WASHINGTON, having its principal office at Seattle, Washington 98195 (the "University").

                                    RECITALS

         A.  Ostex  has an  ongoing  interest  in  certain  research  technology
(including inventions, processes, formulae and the like, whether or not patentable, and property eligible for copyright protection) entitled "Role of O-CSF in Osteoclast Regulation," as more particularly described in "Exhibit A" attached hereto (the "Technology").

         B. The Technology has been assigned by the University to the Washington Research Foundation ("WRF") pursuant to Section 3.3 of that certain Technology Administration Agreement, dated January 1, 1985, between the University and WRF, as amended (the "UW Agreement"). Pursuant to that certain Exclusive License Agreement between Ostex and WRF, dated October 20, 1989 (the "Exclusive License Agreement"), WRF granted Ostex an exclusive, worldwide license to make, have made, assign, sublicense, lease, develop, enhance, modify, produce, reproduce, demonstrate, market, promote, sell, distribute, use, exploit and otherwise commercialize and prepare derivations of the Technology.

         C. Ostex and the University entered into a Research Agreement dated November 1, 1992, pursuant to which Ostex funded the first two years of a research program to be conducted by the University relating to the Technology (the "Research Program").

     D. It is in the mutual interest of Ostex and the University that the Research Program be continued pursuant to this Agreement.

         E. Ostex is willing to fund XXXXXXXXXXX of the Research Program at and through the University of Washington, Department of Biological Structure, and the University desires to obtain such funding, all subject to and in accordance with the terms and conditions set forth in this Agreement.

                                   AGREEMENTS

         In consideration of the covenants and promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1.       SCOPE AND SCHEDULE

         The Research Program shall be conducted in accordance with the research proposal attached hereto as "Exhibit A" and incorporated herein by this reference (the "Research Proposal"), and in accordance with mutually agreeable written modifications thereof. The Research Program shall be carried out during the Program Period (as defined below), unless sooner terminated or extended as herein provided.

         2.       PROGRAM PERIOD

         The Program Period XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX; provided, however, that the parties may by mutual agreement reached no less than thirty
(30) days prior to expiration XXXXXXX,  extend the Program Period
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX.

         3.       OSTEX'S PRINCIPAL OBLIGATIONS

                  3.1 During XXXXXXXXX of the Program Period, Ostex shall pay the University the sum of XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX to cover all direct and indirect costs of the corresponding portion of the Research Program, as set forth in the budget section of the Research Proposal.

                  3.2 In the event that the Program Period is extended beyond XXXXXXX in accordance with Section 2 above, Ostex shall during XXXXXXX pay the University the sum of XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX to cover all direct and indirect costs of the corresponding portion of the Research Program, as set forth in the budget section of the Research Proposal.

         4.       PAYMENT TERMS

                  4.1 During XXXXXXX of the Program Period, Ostex shall, upon receipt of invoices from the University, pay the University the amount specified in Section 3.1 above, in accordance with the following schedule:

               PAYMENT DATE                         PAYMENT AMOUNT

         -XXXXXXXXXXXXXXXXXXXXXXXXXXXX
           XXXXXXXXXX

         - XXXXXXXXXXXXXXXXXXXXXXXXXXX
         - XXXXXXXXXXXXXXXXXXXXXXXXXXX
         - XXXXXXXXXXXXXXXXXXXXXXXXXXX

                  4.2 In the event that the Program Period is extended beyond XXXXXXX, Ostex shall, upon receipt of invoices from the University, pay the University during XXXXXXX the amount set forth in Section 3.2 above, in accordance with the following schedule:

               PAYMENT DATE                         PAYMENT AMOUNT

         - XXXXXXXXXXXXXXXXXXXXXXXXX
         - XXXXXXXXXXXXXXXXXXXXXXXXX
         - XXXXXXXXXXXXXXXXXXXXXXXXX
         - XXXXXXXXXXXXXXXXXXXXXXXXX

                  4.3 The University shall submit its customary statement of expenses incurred under this Agreement within thirty (30) days after the end of each six-month interval of the Program Period.

         5.       PRINCIPAL INVESTIGATOR

         For purposes of this Agreement, and pursuant to University policy, Dr. Minako Y. Lee is designated the principal investigator of the Research Program ("Principal Investigator"). The Principal Investigator shall be responsible for the direction and content of the Research Program, including budgeting and budget revisions necessary to accomplish the objectives of the Research Program. Should the Principal Investigator leave the employ of the University or otherwise become unavailable to fulfill her obligations as Principal Investigator during the Program Period, the University may nominate a replacement for the position of Principal Investigator. If such replacement is not acceptable to Ostex, the Research Program and budget contained in the Research Proposal may be modified to reflect a reduced scope of work, or, at the option of Ostex, may be terminated upon sixty (60) days' notice, unless arrangements acceptable to Ostex can be made to subcontract with the departed Principal Investigator, or the institution at which she is then employed, to continue the work described in the Research Proposal.

         6.       CONFIDENTIALITY

         Neither party shall furnish to the other any confidential or proprietary information of any third party in connection with this Agreement. Any such information which one party wishes to furnish to the other shall be the subject of a separate confidentiality agreement between the parties.

         7.       DATA REPORTS AND FACILITIES

                  7.1 The University shall, in accordance with established University practice, keep complete, accurate, and authentic accounts, notes, data, and records of the work performed under this Agreement and shall provide Ostex with reports within thirty (30) days following the end of each six-month interval of the Program Period. The University shall furthermore submit to Ostex a written and comprehensive final report within ninety (90) days after termination of the Research Program.

                  7.2 At the discretion and convenience of the Principal Investigator during the course of the Research Program, Ostex's representatives and others designated by Ostex may be present as observers while various tests, inspections and other aspects of the Research Program are being conducted. Ostex's representatives may consult informally with the Principal Investigator regarding the Research Program both personally and by telephone. The University acknowledges and agrees that the Principal Investigator may serve as a consultant to Ostex during the term of this Agreement.

                  7.3 From its own resources and those provided under this Agreement, the University agrees to make available laboratory facilities and equipment for the Research Program.

         8.       INVENTION RIGHTS

                  8.1 The University acknowledges and agrees that: (i) all Technology made, developed or conceived on or before the date of this Agreement has been assigned to WRF pursuant to Section 3.3 of the UW Agreement, and no commitments have been made with respect to such Technology pursuant to Section
3.2 of the UW Agreement; (ii) all Technology made, developed or conceived after the date of this Agreement will be submitted to WRF pursuant to Section 3.1 of the UW Agreement; (iii) no commitment will be made pursuant to Section 3.1 of the UW Agreement with respect to Technology made, developed or conceived after the date of this Agreement unless Ostex agrees to such commitment in writing; and (iv) the University shall not terminate, amend, waive or enforce the UW Agreement, or any rights or obligations thereunder, in any manner that could adversely affect Ostex's rights under this Agreement unless Ostex agrees in writing to such termination, amendment, waiver or enforcement.

                  8.2 The University shall have no right, title or interest in any Technology made, developed or conceived by employees or consultants of Ostex entirely without the use of University facilities.

         9.       PUBLICATION

         The University will not be restricted hereunder from publishing the results of research conducted under this Agreement within a reasonable period of time following their availability. The University will provide a copy of all manuscripts to Ostex prior to their presentation or submission for publication. In order to protect fully the rights of the University and of Ostex, any contemplated publication or other dissemination containing details of an invention, whether or not patentable, will be withheld until a patent application is filed or other appropriate steps to protect commercial value have been completed. Such withholding shall be kept to a minimum and will not exceed six (6) months, except by mutual agreement between Ostex and the University.

         10.      INDEMNIFICATION

         The University and Ostex each agree to indemnify and hold the other party harmless from damage to persons or property resulting from any act or omission on the part of itself, its employees, its agents, or its officers.

         11.      NOTICES

         Any notice to be given hereunder shall be in writing and shall be deemed received by the addressee on the day delivered if delivered by courier on a business day, or on the fifth business day following mailing if sent by first-class, certified or registered U.S. mail, postage prepaid, to the following address:

if to the University:   Director, Grant and Contract Services
                        3935 University Way, N.E., JM-24
                        Seattle, Washington 98195

if to Ostex:            Ostex International, Inc.
                        2203 Airport Way South, Suite 301
                        Seattle, Washington 98134
                        Attention:  President

         12.      TERMINATION

                  12.1 This Agreement shall terminate upon the expiration of the Program Period as defined in Section 2 above; provided, however, that this Agreement may be terminated by either party prior to expiration of the Program Period upon sixty (60) days' prior written notice, if such party determines, in its discretion, that the Research Program is no longer feasible or desirable academically, technically, or commercially. Upon receipt or delivery of such notice of termination, the University shall exert its best efforts to limit or terminate any outstanding financial commitments for which Ostex is responsible hereunder, and Ostex shall reimburse the University, to the extent not previously reimbursed, for all costs incurred by the University for the Research Program, including, without limitation, all obligations not cancelable. The University shall furnish, within sixty (60) days of the effective date of termination, a final report of all costs incurred and all funds received and shall reimburse Ostex for payments which may have been advanced in excess of total costs incurred, with no further obligations to Ostex.

                  12.2 Notwithstanding paragraph 12.1 above, in the event that either party shall be in default of any of its obligations under this Agreement and shall fail to cure such default within thirty (30) days after receiving written notice thereof, the party not in default shall have the option of terminating this Agreement by giving written notice of termination to the defaulting party, which shall be effective thirty (30) days after delivery.

                  12.3 Termination of this Agreement shall not affect the rights and obligations of the parties accrued prior to termination, or the rights and obligations set forth in Section 8 above.

         13.      WARRANTS AND COVENANTS BY UNIVERSITY

                  13.1 The University hereby warrants that it has the right and authority to enter into this Agreement and that the representatives whose signatures appear hereunder are duly authorized by the University to enter into this Agreement on behalf of the University.

                  13.2 The University covenants that it will not knowingly enter into any agreement with any industrial or commercial funding source other than Ostex if such agreement would be inconsistent with the University's obligations hereunder.

         14.      GOVERNING LAW

         This Agreement shall be governed by and construed in accordance with the laws of the State of Washington.

         15.      ARBITRATION AND JURISDICTION

                  15.1 At the request of either party, any controversy, claim, or dispute arising out of or relating to any provision of this Agreement shall be settled by arbitration to be conducted in Seattle, Washington. Such arbitration shall be conducted in accordance with the rules applied by the American Arbitration Association. Judgment upon any award rendered through arbitration may be entered into any court of competent jurisdiction.

                 15.2 Ostex and the University agree to submit to jurisdiction in Seattle, Washington.

         16.      SUCCESSORS AND ASSIGNS

         This Agreement, including the indemnification provisions hereof, shall be binding upon and inure to the benefit of the parties hereto, their respective successors, assigns, and legal representatives. Ostex may assign this Agreement to any successor to all or substantially all of its business and assets. This Agreement shall not otherwise be assignable by either party without the prior written consent of the other.

         17.      NO ORAL MODIFICATION

         No change, modification, extension, termination or waiver of this Agreement, or any provision herein contained, shall be valid unless made in writing and signed by duly authorized representatives of the parties hereto.

         18.      SURVIVAL

         Sections 8 and 9 of this Agreement shall survive any expiration or other termination of this Agreement.

         19.      USE OF NAMES

         Neither party will use the name of the other party or its employees in any advertisement, press release or publicity with respect to the Technology without the prior written approval of the other party. The University shall have the right to acknowledge Ostex's support of the research performed under this Agreement in scientific publications and other scientific communications.

         EFFECTIVE as of the day and year first set forth above.

UNIVERSITY:                                          OSTEX:

By   /S/ DANALD A. ALLEN                 By  /S/ JOHN M. BRENNEMAN
     Donald W. Allen, Director,          John M. Brenneman, Director of Finance
     Grant and Contract Services

     11/21/96                            10/22/96
     Date of signature                   Date of signature

EXHIBIT A

Continuation of Research proposal:

Role of O-CSF in Osteoclast Regulation

XXXXXXXXXXXXXXXXXXXXXXXXXXX

Submitted to:

OSTEX International Inc.
2203 Airport Way, S., Suite 301
Seattle, WA.  98l34
Tel: (206) 292-8082
Fax: (206) 292-8625

Principal Investigator:

Minako Y. Lee, ,M.D.
Research Associate Professor
Department of Biological Structure
SM-20

University of Washington
Seattle, WA.  98195
Tel: (206) 685-1514
Fax:(206) 543-1524

Lee, Minako Y.

Budget Request XXX XXXX X XXXXXXXXXXXXXXXXXX

Detailed budget for the first 12 months.

Personnel:

Name     Role     %        Salary   Fringe  Total
xxxxxxx  xxxx     xxx      xxxxxx   xxxxx   xxxxxx

xxxxxxxxxx        xxxxxxxxxxxxx     xxx     xxxxxx   xxxxx    xxxxxx
xxxxxxxxxxxx      xxxxxxxxxxx       xxxx    xxxxx    xxxxx    xxxxxx
xxxxxxx  xxxxxx            xxxxx    xxx     xxxxx

Subtotal personnel:                                           xxxxxx

Equipments:

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx)                           xxxxxx

Supplies:

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx:               xxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxx:                                xxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx              xxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx                    xxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx                               xxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx                      xxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx          xxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx          xxxxxx

Subtotal for supplies:                               xxxxxx

Total direct costs:        xxxxxx           xxxxxx   Indirect Costs:   xxxxxx

         xxxxxx            xxxxxx           Indirect Costs:   xxxxxx

Total direct costs xxx xxx xxxxxx xxxx xxxxxx    xxxxxx  Indirect Costs:  xxxxxx

Total direct and indirect for xxxx x-xxxx xxxxx      xxxxxx

Lee, Minako Y.

                  xxxxxx   xxxxxx

Personnel         xxxxxx   xxxxxx   xxxxxx
         xxxxxx   xxxxxx   xxxxxx
         xxxxxx   xxxxxx   xxxxxx

Equipment                  xxxxxx   xxxxxx

Supplies          xxxxxx   xxxxxx

Total             xxxxxx   xxxxxx

Budget justification:

     We are requesting salaries for personnel who will be working on the proposed project at a % effort as indicated. Dr. Lee will spend xxx of her time as P.I. A proposed salary is commensurate with her experience and academic level.
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
Indirect cost rate is as per current agreement between University of Washington and OSTEX International Inc.

Lee, Minako Y.

Research Proposal:  Role of O-CSF in Osteoclast Regulation

A) Specific aims

ALL AIMS REDACTED

Publications:

M.Y.Lee, P.E.Woods, J.L.Lottsfeldt, N.Ramesh, W.R.A.Osborne, D.R.Eyre: Isolation and molecular characterization of a murine osteoclast colony stimulating factor (O-CSF). J Bone Mineral Research 8: S144, 1993.

T.H.Lee, K.L.Fevold, Y.Muguruma, J.L.Lottsfeldt, M.Y.Lee. Relative roles of osteoclast colony-stimulating factor and macrophage colony stimulating factor in the course of osteoclast development. Exp Hematol 22:66-73, 1994.

Stephen Apone, Karen Fevold, Minako Lee, David Eyre: A rapid method for quantifying osteoclast activity in vitro. J Bone Mineral Research 9:S178, 1994.

Y.Hayase, M.Y.Lee: Osteoclast progenitors develop from primitive hematopoietic stem cells. Exp Hematol 22:(8), 755, 1994.

Y.Mugururna,   M.Y.Lee:   Osteoclast   progenitors   express  c-Kit,  but  their
differentiation appears independent of stem cell factor. Abstract submitted to the annual meeting for the American Society of Hematology, 1995.

L.E.Purton, M.Y.Lee,B.Torok-Storb. Normal human peripheral blood mononuclear cells mobilized with granulocyte colony-stimulating factor contain osteoclast progenitors. Abstract submitted to the annual meeting for the American Society of Hematology, 1995.

Lee, Minako Y.

D) Research plan:

ALL REDACTED

References:

1. SudaT. et al., Modulation of osteoclast differentiation. Endocrine Reviews. 13:66-80,1992
2. Nijweide,PJ. and GroothR. Ontogeny of the osteoclast. In Biology and Physiology of the Osteoclast. Rifkin, BR and Gay CV eds. p82-97. CRC press, Boca Raton, Florida 1992
3.  Chambers,TJ. Regulation of osteoclast development and function. ibd.
p 106-128.
4. Tamura, T. et al., Soluble interleukin-6 receptor triggers osteoclast formation by interleukin 6. Proc. Natl Acad. Sci. 90:11924-1928, 1993
5. Lee, MY., Eyre, DR., Osborne, WRA. Isolation of a murine osteoclast colony stimulating factor. Proc. Natl. Acad. Sci. 88:8500-8504,1991
6. Lee, MY.,
Lottsfeldt, JL. Fevold, KL. Identification and characterization of osteoclast progenitors by clonal analysis of hematopoietic cells. Blood 80:1710-1716, 1992
7.  Metcalf,D.   Hematopoietic   regulators.   Redundancy  or  Subtlety?   Blood
82:35l5-3523, 1993
8.  Kaushansky,   K.,  Lin,N.  and  Adamson,J:   Interleukin  1  stimulates
fibroblasts  to  synthesize   granulocyte-macrophage   and  granulocyte   colony
stimulating factors. Mechanisms for the hematopoietic response to inflammation. J Clin Invest 81: 92-97, 1988
9. Thomson,  B.M.,  Saklatvala,  J. and Chambers,
T.J: Osteoblasts mediate interleukin 1 stimulation of bone resorption by rat osteoclasts. J Exp Med 164: 104-112, 1986
10. Lee,TH., Fevold,KL.,  Muguruma,Y.,
Lottsfeldt,JL.,  Lee,MY. Relative roles of osteoclast  colony-stimulating factor
and   macrophage   colony-stimulating,   factor  in  the  course  of  osteoclast
development. Exp Hematol 22:66-73. 1994
11. de-la-Mata,J., et al., Interleukin-6
enhances   hypercalcemia   and   bone   resorption   mediated   by   parathyroid
hormone-related protein in vivo. J.Clin Invest. 95:2846-2852, 1995
12. KodamaH., et al., Congenital  osteoclast deficiency in osteopetrotic
(op/op) mice is cured by  injections  of  macrophage  colony-stimulating factor.  J. Exp.  Med.  173:269-272,  1991
13. Jilka,R.,  et al.,  Increased  osteoclast  development  after
estrogen  loss:  mediation  by  interleukin-6.   Science  257:88-91,   1992
14.Horowits,MC. Cytokines and estrogen in bone: Anti-osteoporotic effects. Science 260:626-627, 1993
15. Rifkin,DB and Moscatelli,  D. Recent  developments in the cell biology of basic fibroblast growth factor. J.Cell Biol 109: 1-6, 1989 16.Apone,S., Fevold,K., Lee,M., Eyre,D. A rapid method for quantifying osteoclastactivity in vitro. J Bone Min Res 9:S178, 1994
17.  Muguruma,Y.  and Lee,  MY.Osteoclast   progenitors  express  c-Kit,  but
their  differentiation   appears independent of SCF. (submitted) 15